                           PHANOS TECHNOLOGIES, INC.
                                C/O CYBERSTUDIOS
                                8559 HIGUERA ST.
                             CULVER CITY, CA 90232

October 17, 1996

Martyn Greenacre
Zynaxis, Inc.
371 Phoenixville Pike
Malvern, PA 19355

RE: EXCLUSIVE LICENSE AGREEMENT WITH PURCHASE OPTION

Dear Martyn:

Reference is made to the signed Exclusive License Agreement with Purchase Option dated September 23, 1996 (the "Agreement") between Phanos Technologies, Inc. and Zynaxis, Inc.

Paragraph 4 of the Agreement is hereby amended to provide that the $150,000 portion of the Exclusive License Fee described therein be payable $75,000 on October 18, 1996 and $75,000 on October 23, 1996.

Paragraph 5 is amended to provide that the Running Royalties on Sales will terminate upon the expiration of the last patent included in the Zynaxis Information.

Paragraph 11 is amended to provide that Phanos may disclose the Zynaxis Information to a third party if that third party has entered into a Confidentiality Agreement with Phanos in a form reasonably acceptable to Zynaxis.

The last sentence in Paragraph 14 is amended to include reference to the Marketing Rights Agreement dated July 24, 1996.

Other than those specific changes noted above, the Agreement shall remain unchanged and in full force and effect.

Yours sincerely,                        AGREED AND ACCEPTED:

Phanos Technologies, Inc.               Zynaxis, Inc.


by:  /s/ Patrick Murray                 by:  /s/ Martyn D. Greenacre
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its: Secretary                          its: Chief Executive Officer
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cc: Shotaro Kawano
    Bart Newland, Esq.